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            METLIFE INSURANCE COMPANY OF CONNECTICUT (THE "COMPANY")
                METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE

                              METLIFE VARIABLE LIFE
                      METLIFE VARIABLE SURVIVORSHIP LIFE II
                   METLIFE VARIABLE LIFE ACCUMULATOR SERIES 3

                        SUPPLEMENT DATED DECEMBER 7, 2007
                                     TO THE
                         PROSPECTUS DATED APRIL 30, 2007

This supplement updates certain information contained in the Prospectus dated April 30, 2007 for the above variable life insurance policies ("Policies"). You should read and retain this supplement.

The amount of overall compensation paid by the Company for the sale of the Policy, including both commissions and additional compensation as outlined in the Prospectus ("Distribution and Compensation: Compensation") is not expected to exceed 99% of the target premium in Policy year 1 and not expected to exceed 27% of the target premium in Policy year 2. The maximum compensation in the first two years payable on premium in excess of the target premium is 4%. The maximum compensation payable will not exceed 4% of the annual renewable premium paid after Policy year 2.